Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D with respect to the Common Stock of Alloy, Inc., and that this Agreement be included as an Exhibit to such joint filing.

Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  April 16, 2010
SRB MANAGEMENT, L.P.

By:	BC Advisors, LLC, its general partner

	By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

BD MEDIA INVESTORS LP

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

SRB GREENWAY OPPORTUNITY FUND, (QP), L.P.

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

SRB GREENWAY OPPORTUNITY FUND, L.P.

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

BC ADVISORS, LLC

By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

STEVEN R. BECKER

By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

MATTHEW A. DRAPKIN

By:	/s/ Richard J. Birns
Name: Richard J. Birns
Title: Attorney-in-Fact

KLEINHEINZ CAPITAL PARTNERS, INC.

By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: President

KLEINHEINZ CAPITAL PARTNERS LDC

By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: Managing Director

GLOBAL UNDERVALUED SECURITIES FUND, L.P.

By:	Kleinheinz Capital Partners, Inc., its investment manager

	By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: President

GLOBAL UNDERVALUED SECURITIES FUND (QP), L.P.

By:	Kleinheinz Capital Partners, Inc., its investment manager

	By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: President

GLOBAL UNDERVALUED SECURITIES FUND LTD.

By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: Director

GLOBAL UNDERVALUED SECURITIES MASTER FUND, L.P.

By:	Global Undervalued Securities, L.P., its general partner:

	By:	Kleinheinz Capital Partners, Inc., its investment manager

		By:	/s/ John B. Kleinheinz
Name: John B. Kleinheinz
Title: President

JOHN B. KLEINHEINZ

By:	/s/ John B. Kleinheinz